UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 30, 2017 (January 24, 2017)

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Issuance of Senior Notes

On January 30, 2017, Ferrellgas Partners, L.P. (the “Partnership”) and Ferrellgas Partners Finance Corp. (“Finance Corp.” and together with the Partnership, collectively, the “Issuers”) issued and sold $175,000,000 aggregate principal amount of the Issuers’ 8⅝% Senior Notes due 2020 (the “Notes”) in a private offering.  The Notes were issued at a price of 96.0% of par, plus accrued interest from December 15, 2016.  Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp. received net proceeds from the offering of approximately $164.2 million, after deducting the initial purchasers’ discount and expenses of the offering.  The Partnership used the net proceeds from the offering to repay borrowings under the secured credit agreement, dated as of November 2, 2009 (as amended, the “Credit Facility”), of Ferrellgas, L.P., the Company’s operating partnership (the, “Operating Partnership”).

The Notes constitute a further issuance of the Issuers’ 8⅝% Senior Notes due 2020 (the “8⅝% Senior Notes”) first issued on April 13, 2010, of which $182 million aggregate principal amount was outstanding prior to the issuance of the Notes.  Following the issuance of the Notes, the Issuers have outstanding $357 million aggregate principal amount of the 8⅝% Senior Notes.

The Notes will mature on June 15, 2020, and interest on the Notes is payable semi-annually in cash in arrears on June 15 and December 15 of each year, commencing on June 15, 2017, at a rate of 8.625% per annum.  Interest on the Notes will accrue from December 15, 2016.  The Notes are general unsecured joint obligations of the Issuers, ranking equally with all other existing and future unsecured and unsubordinated indebtedness of the Issuers.  The terms of the 8⅝% Senior Notes are more fully described under the heading “Description of Notes” in the Prospectus Supplement dated March 31, 2010 (the “Prospectus Supplement”) filed by the Issuers with the Securities and Exchange Commission (the “SEC”) on April 1, 2010, which description is incorporated herein by reference.

The Notes constitute a single series of securities with the previously issued 8⅝% Senior Notes for all purposes under the Indenture referred to below and have the same terms as those of the previously issued 8⅝% Senior Notes, except that:

•                  the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore are subject to certain restrictions on transfer;

•                  the Notes have the benefit of the Registration Rights Agreement referred to below;

•                  interest will accrue on the Notes from and including December 15, 2016, the most recent interest payment for the previously issued 8⅝% Senior Notes, and the first interest payment date for the Notes will be June 15, 2017;

•                  the Notes were issued with original issue discount (OID) for U.S. federal income tax purposes; and

•                  the Notes have different CUSIP numbers from that of the previously issued 8⅝% Senior Notes and will not be fungible with the previously issued 8⅝% Senior Notes at any time.

The Notes have not been registered under the Securities Act or any state securities laws and, absent such registration, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Purchase Agreement

The Issuers sold the Notes pursuant to a Purchase Agreement dated January 24, 2017 (the “Purchase Agreement”) among the Issuers, the Operating Partnership, Ferrellgas, Inc., the general partner of the Partnership and the Operating Partnership (together with the Issuers and the Operating Partnership, the “Ferrellgas Parties”), and the initial purchasers named therein.  The Purchase Agreement contains customary representations, warranties and agreements of the Ferrellgas Parties, customary indemnification obligations of the

Ferrellgas Parties and the initial purchasers, including for liabilities under the Securities Act, and other customary obligations of the parties thereto.

Indenture

The Notes were issued pursuant to an Indenture dated as of April 13, 2010 (the “Base Indenture”) among the Issuers and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture thereto dated as of April 13, 2010 (the “First Supplemental Indenture”) and the Second Supplemental Indenture thereto dated as of January 30, 2017 (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”).  The Base Indenture and the First Supplemental Indenture are more fully described under the heading “Description of Notes” in the Prospectus Supplement, which description is incorporated herein by reference.  The Second Supplemental Indenture provides for the issuance of the Notes and establishes the terms of the Notes that differ from those of the previously issued 8⅝% Senior Notes as described above

Registration Rights Agreement

In connection with the issuance and sale of the Notes, the Issuers entered into a Registration Rights Agreement dated as of January 30, 2017 (the “Registration Rights Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers named in the Purchase Agreement.  Under the Registration Rights Agreement, the Issuers have agreed to exchange the Notes for a new issue of debt securities with substantially identical terms registered under the Securities Act.  The Registration Rights Agreement requires the Issuers to use their reasonable best efforts to consummate an exchange offer for the Notes within 300 days from January 30, 2017.  Under certain circumstances, the Registration Rights Agreement may require the Issuers to file and have declared effective by the SEC a shelf registration statement with respect to resales of the Notes.  If the Issuers fail to satisfy these obligations on a timely basis, the Issuers will be required to pay additional interest to holders of the Notes.

The foregoing describes the material terms of the Notes, the Indenture, the Registration Rights Agreement and the Purchase Agreement.  These descriptions are not complete and are qualified in their entirety by the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Registration Rights Agreement and the Purchase Agreement, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 10.1, respectively, to this Current Report on Form 8-K.

Item 8.01  Other Information

The Issuers issued a press release announcing the pricing of the offering of the Notes on January 24, 2017 and issued a press release announcing the closing of the offering of the Notes on January 30, 2017.  Copies of these press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1

Indenture dated as of April 13, 2010 by and among Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp. and U.S. Bank National Association, as trustee. Incorporated by reference to Exhibit 4.1 to the registrants’ Current Report on Form 8-K filed April 13, 2010.

4.2

First Supplemental Indenture dated as of April 13, 2010, with form of 8⅝% Senior Notes due 2020 attached, by and among Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp. and U.S. Bank National Association, as trustee. Incorporated by reference to Exhibit 4.2 to the registrants’ Current Report on Form 8-K filed April 13, 2010.

4.3	Second Supplemental Indenture dated as of January 30, 2017 by and among Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp. and U.S. Bank National Association, as trustee.

4.4

Registration Rights Agreement dated as of January 30, 2017 by and among Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers referred to therein.

10.1	Purchase Agreement dated January 24, 2017 by and among Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P., Ferrellgas, Inc. and the initial purchasers named therein.

99.1	Press Release dated January 24, 2017.

99.2	Press Release dated January 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.
By: Ferrellgas, Inc., its general partner

January 30, 2017	By:
/s/ ALAN C. HEITMANN
		Name:	Alan C. Heitmann
		Title:	Executive Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

January 30, 2017	By:
/s/ ALAN C. HEITMANN
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director

Ferrellgas, L.P.
By: Ferrellgas, Inc., its general partner

January 30, 2017	By:
/s/ ALAN C. HEITMANN
		Name:	Alan C. Heitmann
		Title:	Executive Vice President; Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

January 30, 2017	By:
/s/ ALAN C. HEITMANN
Name: Alan C. Heitmann
Title: Chief Financial Officer and Sole Director